EXHIBIT 32.1
                           SECTION 1350 CERTIFICATION

                           CERTIFICATION PURSUANT TO\
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the quarterly report of Motor Cars Auto Group Incorporated (the "Company") on Form 10-QSB for the period ended March 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michelle Mathis, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. The Report fully complies with the requirements of section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report, fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:  August 13, 2003

/s/ Michelle Mathis
---------------------------
Michelle Mathis
Principal Executive Officer